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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 9, 2004


                              FTI CONSULTING, INC.
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               (Exact Name of Registrant as Specified in Charter)


Maryland                              001-14875                52-1261113
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)


            900 Bestgate Road, Suite 1000, Annapolis, Maryland 21401
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (410) 224-8770
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ITEM 9.  REGULATION FD DISCLOSURE.

        Information furnished pursuant to Item 9.

        On February 9, 2004, the Company held a conference call to discuss revised guidance included in our Press Release of the same date, filed as
Exhibit 99.1 to our Form 8-K filed on February 9, 2004. A copy of the transcript of the call is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information included in this Item 9, including the Exhibit attached hereto, shall be deemed not to be "filed" for purposes of Section 18 of the Securities Act of 1934 and shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, regardless of any incorporation by reference language in any such filing.

          (c) Exhibits.

               Exhibit No.                         Description
               -----------                         -----------

               99.1 Transcript from conference call of FTI Consulting, Inc., held on February 9, 2004


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    FTI CONSULTING, INC.



Dated: February 10, 2004                            By:  /S/ THEODORE I. PINCUS
                                                         ----------------------
                                                    Theodore I. Pincus
                                                    Executive Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

               Exhibit No.                         Description
               -----------                         -----------

               99.1 Transcript from conference call of FTI Consulting, Inc., held on February 9, 2004